iMGP Small Company Fund

Summary Prospectus

Institutional Class Ticker Symbol: PFSVX	April 29, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 29, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The iMGP Small Company Fund (the “Small Company Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Small Company Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Small Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.80%
Other Expenses	0.48%
Interest and Dividend Expenses	0.02%

Total Other Expenses	0.50%

Total Annual Fund Operating Expenses	1.30%
Fee Waiver and/or Expense Reimbursement(1)	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.17%

(1)

iM Global Partner Fund Management, LLC, (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Small Company Fund, has contractually agreed to limit the Small Company Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2026 to an annual rate of 1.15% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three (3) years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Small Company Fund’s operating expenses remain the same. The cost for the Small Company Fund reflects the net expenses of the Small Company Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$120	$398	$701	$1,564

Portfolio Turnover

The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Small Company Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 148.82%.

Principal Strategies

The Small Company Fund invests in the securities of smaller companies that the sub-advisors to the Fund (each a “manager” or “sub-advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Small Company Fund to give its sub-advisors broad flexibility but limit the sub-advisors to their highest-conviction ideas. The Advisor is

Fund Summary	1

iMGP Small Company Fund — (Continued)

responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and may adjust the target allocations at its discretion. A “growth investing” style involves identifying securities for the Fund that the sub-advisor expects to have above-average potential for growth in revenue and earnings. A “value investing” style involves identifying securities for the Fund that the sub-advisor believes are underpriced relative to comparable securities, determined by price/earnings ratios, cash flows or other measures. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub-advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 30 stocks (resulting in total Small Company Fund holdings of 30 to 60 different stocks). The target allocations to each sub-adviser are indicated in the following table:

SUB-ADVISOR	TARGET ASSET ALLOCATION	INVESTMENT STYLE
Polen Capital Management, LLC	50%	Growth
Segall Bryant & Hamill, LLC	50%	Value

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small-sized U.S. companies, as measured by market capitalization at the time of acquisition. The Small Company Fund may focus its investments in certain sectors – including, but not limited to, the industrial sector – from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers, but sector focus is not a principal strategy of the Small Company Fund. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the managers’ ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.

The Advisor defines a “small company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of December 31, 2024, the range of market capitalizations of companies in the Russell 2000 Index was from approximately $150.4 million to $7.1 billion.

A sub-advisor may invest up to 15% of the Small Company Fund’s net assets in the securities of foreign companies, including those located in emerging markets. The Advisor defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Generally, a security may be sold: (1) if the sub-advisor believes the security is overvalued; (2) if the sub-advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub-advisor’s assessment criteria; or (5) for other portfolio management reasons.

The Small Company Fund’s sub-advisors may trade their portfolios frequently.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Small Company Fund. An investment in the Small Company Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Small Company Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Small Company Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Smaller Companies Risk. The Small Company Fund may invest a portion of its assets in the securities of small-and, at times, mid-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Market Risk. The value of the Small Company Fund’s shares will fluctuate based on the performance of the Small Company Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Small Company Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an

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earlier time. The value of the Small Company Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Small Company Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Multi-Management Risk. Because portions of the Small Company Fund’s assets are managed by different portfolio managers using different styles, the Small Company Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

•	Active Management Risk. The Small Company Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Emerging Markets Risk. This is the risk that the value of the Small Company Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Small Company Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the Small Company Fund, the Small Company Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Small Company Fund emphasizes investments in a particular sector, the Small Company Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Small Company Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

¡	Industrial Sector Risk. The Small Company Fund may invest a significant portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•	Investment Selection Risk. The specific investments held in the Small Company Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Portfolio Turnover Risk. This is the risk that the Small Company Fund may experience high portfolio turnover rates as

Fund Summary	3

iMGP Small Company Fund — (Continued)

a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Small Company Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Small Company Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Small Company Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Small Company Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Small Company Fund, the Advisor and the sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Small Company Fund or that could adversely impact the Fund’s performance.

•	Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.

Performance

The following performance information provides some indication of the risks of investing in the Small Company Fund. The bar chart shows changes in the performance of the Small Company Fund’s Institutional Class shares from year to year. The table below shows how the Small Company Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index, a secondary market index and an index of peer group mutual funds. Before April 29, 2024, the Fund was managed with the same investment objective but with a different investment strategy and may achieve different performance results under its current investment strategy from the performance shown for periods before that date. Past performance, before and after taxes, does not necessarily indicate how the Small Company Fund will perform in the future. Updated performance information is available on the Small Company Fund’s website at www.imgpfunds.com.

Small Company Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Small Company Fund were:

Highest:	17.55%	Quarter ended March 31, 2021
Lowest:	-15.88%	Quarter ended June 30, 2022

Average Annual Total Returns (for the periods ended December 31, 2024)
	One Year	Since Fund Inception (7/31/2020)
Small Company Fund
Institutional Class
Return Before Taxes	14.29%	15.32%
Return After Taxes on Distributions	10.23%	13.73%
Return After Taxes on Distributions and Sale of Fund Shares	11.22%	12.13%
Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	11.54%	11.19%
Morningstar US Small Blend Category
(reflects no deduction for fees, expenses or taxes)	10.90%	12.87%

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Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALL COMPANY FUND SINCE:

iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co-Portfolio Manager	2020

SUB-ADVISOR	PORTFOLIO MANAGER

Polen Capital Management, LLC	Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, Small Company Growth	2024

	Whitney Young Crawford, Portfolio Manager and Analyst	2024

Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Senior Portfolio Manager	2020

	Shaun P. Nicholson, Senior Portfolio Manager	2020

Fund Summary	5

iMGP Small Company Fund — (Continued)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment (1)	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information – All Funds

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary ( as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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